UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001- 37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
370 17th Street, Suite 5300 Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On July 18, 2017, Extraction Oil & Gas, Inc. (the “Company”) issued a press release regarding the Company’s financial and operational results for the quarter ended June 30, 2017. The full text of the press release is filed as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.
The information in this Item 2.02, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01 Regulation FD Disclosure

The disclosure contained in Item 2.02 is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange
Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

On July 18, 2017, the Company issued a press release announcing that, subject to market conditions, the Company intended to offer senior unsecured notes due 2024 in a private offering to eligible purchasers. A copy of the press release is filed as Exhibit 99.2 and is incorporated in this Item 8.01 by reference. Exhibit 99.2 referenced in this Item 8.01 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The Company has recently updated its hedge position and the following summarizes its derivative positions related to crude oil and natural gas sales in effect as of June 30, 2017:

	Open Positions By Year
	2017	2018
NYMEX WTI(1) Crude Swaps:
Notional volume (Bbl)	—	4,500,000
Weighted average fixed price ($/Bbl)	$—	$51.76
NYMEX WTI(1) Crude Purchased Puts:
Notional volume (Bbl)	4,500,000	2,400,000
Weighted average purchased put price ($/Bbl)	$47.94	$50.50
NYMEX WTI(1) Crude Sold Calls:
Notional volume (Bbl)	4,500,000	2,500,000
Weighted average sold call price ($/Bbl)	$56.40	$60.61
NYMEX WTI(1) Crude Sold Puts:
Notional volume (Bbl)	4,250,000	6,600,000
Weighted average sold put price ($/Bbl)	$38.41	$39.64
NYMEX HH(2) Natural Gas Swaps:
Notional volume (MMBtu)	14,840,000	34,800,000
Weighted average fixed price ($/MMBtu)	$3.06	$3.11
NYMEX HH(2) Natural Gas Purchased Puts:
Notional volume (MMBtu)	—	2,400,000
Weighted average purchased put price ($/MMBtu)	$—	$3.00
NYMEX HH(2) Natural Gas Sold Calls:
Notional volume (MMBtu)	—	2,400,000
Weighted average sold call price ($/MMBtu)		$3.15
CIG(3) Basis Gas Swaps:
Notional volume (MMBtu)	8,895,000	6,300,000
Weighted average fixed basis price ($/MMBtu)	$(0.34)	$(0.31)

Fair Value Asset/(Liability) as of June 30, 2017 (in thousands)	$11,456	$19,284

(1)	NYMEX WTI refers to West Texas Intermediate crude oil price on the New York Mercantile Exchange

(2)	NYMEX HH refers to the Henry Hub natural gas price on the New York Mercantile Exchange

(3)	CIG refers to the NYMEX HH settlement price less the fixed basis price, the Rocky Mountains (CIGC) Inside FERC settlement price.

July 2017 Acquisition
On July 7, 2017, as previously discussed, the Company acquired interests in approximately 12,500 net acres of leasehold, and related producing and non-producing properties located in the DJ Basin, along with various other related rights, permits, contracts, equipment, rights of way, gathering systems and other assets from an unaffiliated third party. The seller received total consideration of $84.0 million in cash, subject to customary purchase price adjustments.
Potential Amendment and Restatement of Revolving Credit Facility
The Company is in the process of negotiating an amendment and restatement of its revolving credit facility (the “Amended and Restated Revolving Credit Facility”). The Company expects that the terms of the Amended and Restated Revolving Credit Facility will extend the maturity of the Amended and Restated Revolving Credit Facility to five years from the date of the closing of the amendment and restatement, provided that in the event its existing 7.875% Senior

Notes due 2021 (the “2021 Notes”) are not refinanced, it expects the maturity date of the Amended and Restated Revolving Credit Facility will be shortened to be at least six months prior to the scheduled maturity of the 2021 Notes. The Company expects to effect a borrowing base redetermination in connection with the entry into the Amended and Restated Revolving Credit Facility. As of July 14, 2017, the Company had $100.0 million of borrowings outstanding under its revolving credit facility.
Reserves and Operational Results
The Company’s Total Proved reserves, Proved Developed Producing reserves, Proved Developed Non-Producing reserves and Proved Undeveloped reserves as of December 31, 2016 using closing month futures prices as reported on the NYMEX for natural gas and oil on December 30, 2016 were 264.9 MMBoe, 44.3 MMBoe, 8.6 MMBoe and 212.0 MMBoe, respectively.  The PV-10 of the Company’s Total Proved reserves, Proved Developed Producing reserves, Proved Developed Non-Producing reserves and Proved Undeveloped reserves as of December 31, 2016, determined using the NYMEX strip prices as of December 31, 2016, would have been $1,654.0 million, $478.1 million, $137.2 million and $1,038.7 million, respectively.
As of March 31, 2017, the Company has drilled 432 gross one-mile equivalent horizontal wells and has completed 351 gross one-mile equivalent horizontal wells.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Extraction Oil & Gas, Inc. press release dated July 18, 2017.
99.2	Extraction Oil & Gas, Inc. press release dated July 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

Dated: July 18, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Extraction Oil & Gas, Inc. press release dated July 18, 2017.
99.2	Extraction Oil & Gas, Inc. press release dated July 18, 2017.